EXHIBIT 10.5

                              STOCK OPTION

                         SOFTLOCK SERVICES, INC.


          In consideration for the payment by LaFlamme of $20,000.00 and other valuable consideration, of which SoftLock Services, Inc. (the "Company") hereby acknowledges receipt, the Company hereby grants to Maurice R. LaFlamme ("LaFlamme") the right, privilege, and option to purchase, for a 36-month period commencing on October 25, 1996 and expiring on October 25, 1999 (the "Option Period"), up to 1,500 Common Shares of the Company at an exercise price $122.00 per share (the "Option").

1.   NOTICE OF EXERCISE.
     ------------------

          The Option granted under this Agreement may be exercised at any time and from time to time in whole or in part by written notice delivered to the Company. Such notice shall state the number of shares being exercised and shall specify a date as the date, not more than 10 days from the date of such notice, on which full payment for the option price for the number of shares specified shall be made therefor at the principal office of the Company. Upon receipt of payment, the Company shall make immediate delivery of such shares.

2.   REGISTRATION RIGHTS.
     -------------------

          For so long as LaFlamme retains an interest in any part of the Option and/or any of the shares issuable upon exercise of the Option, LaFlamme shall have the right to require the Company, at the Company's sole expense (except for any underwriting commissions applicable to said Option), to register the Option and the shares issuable upon exercise of the Option each time the Company registers its shares or other securities under the Securities Act of 1933, as amended, or otherwise conducts a public offering of its securities. The Company shall each such time give written notice (the "Company Notice") to LaFlamme of its intention to do so at least 45 days prior to the filing of a registration statement with respect to such registration with the Securities and Exchange Commission or state securities division, as appropriate. If LaFlamme desires to dispose of all or part of his stock, he may request registration thereof in connection with the Company's registration by delivering to the Company, within 30 days after receipt of the Company's Notice, written notice of such request stating the number of shares of stock to be sold by LaFlamme.

3.   NO SHAREHOLDER RIGHTS.
     ---------------------

          LaFlamme acknowledges that he has no rights as a shareholder with respect to shares for which the Option has not been exercised, and LaFlamme shall have no rights with respect to such shares unless otherwise conferred by this Agreement.

4.   VOTING RIGHTS.
     -------------

          In the event LaFlamme (or any of his assigns) exercises the Option within the first six months of the Option Period, LaFlamme hereby agrees that all voting rights associated with the

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shares issued upon exercise of the Option (the "Option Shares") shall be assigned to Jonathan Schull, except that he shall retain the voting rights associated with the Option Shares for all matters brought before the Company's shareholders involving: (i) authorization or issuance of additional shares or other classes of securities or (ii) extraordinary acts of the Company, including any merger, consolidation or sale of all or substantially all of the assets or business of the Company. During the first six months of the Offering Period, the Company agrees to refrain from setting a record date to determine shareholders entitled to vote on the matters mentioned in items (i) and (ii) for a period of fifteen (15) days following delivery of written notice to LaFlamme that the Company intends to submit such a proposal to the Company's shareholders. In any event, this assignment of voting rights to Mr. Schull shall terminate at the end of the first six month period the Option Period.

5.   TRANSFERABILITY, VESTING AND TERMINATION OF OPTION RIGHTS.
     ---------------------------------------------------------

          The options granted hereunder shall be fully vested and exercisable immediately by LaFlamme upon the Effective Date hereof. The Options granted hereunder shall be transferable as long as any transferee or assignee of LaFlamme agrees to be bound by the terms of this Agreement. Notwithstanding anything to the contrary set forth in this Agreement, all unexercised options herein shall terminate unless LaFlamme has given notice of his intent to exercise, in accordance with paragraph 1, prior to expiration of the Option Period.

6.   PAYMENT FOR SHARES.
     ------------------

          Upon exercise of any option, in whole or in part, the option price for the shares to which the exercise relates shall be paid in cash (or by the surrender of shares of Common Stock, i.e., a cashless exercise, provided, LaFlamme and the Company agree on the valuation of the shares, or by the transfer of other property, provided, LaFlamme and the Company agree on the suitability and valuation of the property). No shares for which a purchase price is due shall be issued until full payment has been made.

7.   RESERVATION OF SHARES.
     ---------------------

          The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Option such number of shares of its Common Stock, as shall be required for issuance or delivery upon exercise of this Option.

8.   EFFECT OF CHANGE IN SHARES.
     --------------------------

          In the event that there is any change in the shares of the Company through declaration of stock dividends or through merger, consolidation, or recapitalization resulting in stock split-ups or combinations or exchanges of shares or otherwise, the number of shares available for option and subject to option shall be appropriately adjusted hereunder, as determined by the Company's certified public accounting firm, which determination shall be final and binding.

          In case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which the Company is the surviving

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corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of common stock issuable upon exercise of this Option) or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, LaFlamme shall have the right, at his election, either (i) to exercise the Option prior to the consummation of any such change, consolidation, merger, sale or conveyance, or (ii) to receive, in lieu of exercising the Option, an option, in substitution, to purchase such number of shares in the surviving entity at such exercise price that will prevent any dilution (vote or price) of LaFlamme's interest in the Company and its business.

9.   GOVERNING LAW.
     -------------

          This Option shall be governed by and construed and enforced in accordance with the laws of the State of Rhode Island.

10.  NOTICES.
     -------

          Any notice or other communication to the Company or to LaFlamme shall be in writing and any such notice or communication shall be deemed duly given or made (i) if mailed by registered or certified mail, return receipt requested, postage prepaid, (ii) by confirmed facsimile transmission or (iii) by overnight delivery service, and if to the Company: to its offices located at 36 Brunswick Street, Rochester, New York, 14607,
Attn: Jonathan Schull, and if to LaFlamme: to his residence at 34 Weatherly Court, Jamestown, RI 02385.


     IN WITNESS WHEREOF, SoftLock Services, Inc. has signed this Option as of the 8 day of November 1996.


                                   SoftLock Services, Inc.



                                   By: /s/ JONATHAN SCHULL
                                      --------------------------------
                                        Jonathan Schull, President



                                       /s/ MAURICE R. LAFLAMME
                                      --------------------------------
                                        Maurice R. LaFlamme